UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 17, 2005 (Date of earliest event reported)
Eden Bioscience Corporation (Exact name of registrant as specified in its charter)
WA (State or other jurisdiction of incorporation)	0-31499 (Commission File Number)	91-1649604 (IRS Employer Indentification Number)
	3830 Monte Villa Parkway, Suite 100 (Address of principal executive offices)	98021-7266 (Zip Code)
Registrant's telephone number, including area code: 425-806-7300

Item 2.02. Results of Operations and Financial Condition

On February 17, 2005 Eden Bioscience Corporation issued a press release announcing the Company's financial results for the fourth quarter and year ended December 31, 2004. The press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement of other document filed pursuant to the Securities Act 0f 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit 99.1 Press release dated February 17, 2005 containing the financial results of the fourth quarter and year ended December 31, 2004.

99.1       Press Release of Eden Bioscience Corporation dated February 17, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2005	EDEN BIOSCIENCE CORPORATION By: /s/ Bradley S. Powell Bradley S. Powell Chief Financial Officer